Exhibit 23




                   Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 1997, included in this Form 10-K for the year ended December 31, 1996, into the Company's previously filed Registration Statements No. 33-37290, 33-46413, 33-51553, 333-18927 and 333-15439.



                                       ARTHUR ANDERSEN LLP



Detroit, Michigan,
  March 27, 1997.